Exhibit 10.1

[ BIOSITE LOGO ]

May 17, 2007

BY FACSIMILE

Beckman Coulter, Inc.

Louisiana Acquisition Sub, Inc.

4300 N. Harbor Boulevard

P.O. Box 3100

Fullerton, CA 92834-3100 USA

Attention: General Counsel

Facsimile: (714) 773-7936; (714) 773-8543

Re: Termination Notice

Dear Arnie:

Reference is made to that certain Agreement and Plan of Merger dated as of March 24, 2007, among Biosite Incorporated (the “Company”), Beckman Coulter, Inc. and Louisiana Acquisition Sub, Inc., as amended by that certain Amendment to Agreement and Plan of Merger dated as of May 1, 2007 (as amended, the “Merger Agreement”).

This letter constitutes written notice under Section 7.2 of the Merger Agreement. By delivering this letter, the Company terminates the Merger Agreement pursuant to Section 7.1(f) thereof. Effective immediately, the Merger Agreement is terminated and shall be of no further force or effect except as otherwise provided in Section 7.2 of the Merger Agreement.

Very truly yours,

Biosite Incorporated

By:	/s/ David B. Berger
Name: David B. Berger
Title: Vice President, Legal Affairs

cc:	Fred Muto, Esq., Cooley Godward Kronish LLP
Paul D. Tosetti, Esq., Latham & Watkins LLP
Cary K. Hyden, Esq., Latham & Watkins LLP
Jonn R. Beeson, Esq., Latham & Watkins LLP